Vanguard Selected Value Fund

Supplement to the Prospectus and Summary Prospectus Dated February 25, 2014

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Selected Value Fund has added Pzena Investment Management, LLC (Pzena), to the Fund’s investment advisory team.

Pzena and the Fund’s continuing investment advisors, Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc., will continue to invest a small portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, primary investment strategies, and primary risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The text and table under “Fees and Expenses” are restated as follows:

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.42%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.44%

1 The expense information shown in the table has been restated to reflect estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

The following is added under the heading “Investment Advisors” on page 4: Pzena Investment Management, LLC (Pzena) Within the same section, the following is added under “Portfolio Managers”:

Richard Pzena, Chairman, Chief Executive Officer, and Co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since March 2014.

Eli Rabinowich, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since March 2014.

Manoj Tandon, Principal, Co-Director of Research, and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since March 2014.

Prospectus Text Changes

In the More on the Fund section, the text in “Plain Talk About Fund Expenses” is restated as follows:

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Selected Value Fund’s expense ratio would be 0.44%, or $4.40 per $1,000 of average net assets. The average expense ratio for mid-cap value funds in 2013 was 1.30%, or $13.00 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

In the More on the Fund section, under “Security Selection,” the following is added after the discussion of Donald Smith & Co.:

Pzena Investment Management, LLC (Pzena), utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met: 1) the company’s identified problems, if any, are temporary; 2) the company’s management has a viable strategy to generate a recovery in earnings; and 3) there is meaningful downside protection in case the earnings recovery does not materialize.

In the Investment Advisors section beginning on page 13, the following is added:

• Pzena Investment Management, LLC, 120 West 45th Street, 20th Floor, New York, NY 10036, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. The members of the firm’s executive committee and other employees collectively own a majority of the firm. As of January 31, 2014, Pzena managed approximately $25 billion in assets.

Also in the Investment Advisors section, the following replaces similar text:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Value Index (for Barrow, Hanley and Pzena) over the preceding 36-month period or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.) over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

Also in the Investment Advisors section, the following is added to the list of managers primarily responsible for the day-to-day management of the Fund:

Richard Pzena, Chairman, Chief Executive Officer, and Co-Chief Investment Officer of Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since March 2014. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

Eli Rabinowich, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2002, has been with Pzena since 2004, and has co-managed a portion of the Fund since March 2014. Education: B.S., Yeshiva University; M.B.A., Columbia Business School.

Manoj Tandon, Principal, Co-Director of Research, and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2002, and has co-managed a portion of the Fund since March 2014. Education: B.T., Indian Institute of Technology; M.B.A., New York University.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 934 032014

Vanguard Whitehall Funds

Supplement to the Statement of Additional Information Dated February 25, 2014

Important Changes to Vanguard Selected Value Fund

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Selected Value Fund has added Pzena Investment Management, LLC (Pzena), to the Fund’s investment advisory team.

Pzena and the Fund’s continuing investment advisors, Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc., will continue to invest a small portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, primary investment strategies, and primary risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the introductory text on page B-38 is revised to indicate that the Trust currently uses eight investment advisors, and the following is added:

• Pzena Investment Management, LLC, provides investment advisory services for a portion of Vanguard Selected Value Fund.

Within the same section, the following replaces similar text:

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended October 31, 2013 (January 31, 2014, for Pzena).

Also in the Investment Advisory Services section, under “I. Vanguard Selected Value Fund,” the following replaces similar text:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell Midcap Value Index (for Barrow, Hanley and Pzena) over the preceding 36-month period or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.) over the preceding 60-month period.

Within the same section, the following is added:

C. Pzena Investment Management, LLC (Pzena)

Pzena, based in New York, New York, was founded in 1995. In 2007, the firm completed an initial public offering, whereby the majority ownership of the firm was retained by the members of the Executive Committee and other employees.

1. Other Accounts Managed

Richard Pzena co-manages a portion of Vanguard Selected Value Fund; as of January 31, 2014, the Fund held assets of $8 billion. As of January 31, 2014, Mr. Pzena managed eight registered investment companies with total assets of $8.1 billion (advisory fees based on account performance for one of these accounts with total assets of $4.7 billion), 32 other pooled investment vehicles with total assets of $807.2 million (advisory fees not based on account performance), and 135 other accounts with total assets of $5.5 billion (advisory fees based on account performance for four of these accounts with total assets of $755.7 million).

Eli Rabinowich co-manages a portion of Vanguard Selected Value Fund; as of January 31, 2014, the Fund held assets of $8 billion. As of January 31, 2014, Mr. Rabinowich managed one registered investment company with total assets of $82.8 million and four other accounts with total assets of $294.7 million (none of which had advisory fees based on account performance).

Manoj Tandon co-manages a portion of Vanguard Selected Value Fund; as of January 31, 2014, the Fund held assets of $8 billion. As of January 31, 2014, Mr. Tandon managed one registered investment company with total assets of $82.8 million, two other pooled investment vehicles with total assets of $15.4 million, and 14 other accounts with total assets of $317 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Conflicts of interest may arise in managing the Pzena Portfolio’s investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing) and by managing all Accounts on a product-specific basis. All Accounts with the same investment style, whether they are mutual fund accounts, institutional accounts, or individual accounts, are managed using the same investment discipline, strategy, and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Pzena Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among participating portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include the availability of cash, the existence of client-imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order are if there is a partial fill for an order. Depending on the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown or on a random basis. As with all trade allocations, each Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new-issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order consistent with its duty to seek best execution. Pzena aggregates like orders when it believes doing so will be beneficial to the Accounts. However, for certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, nonsimultaneous transactions for the Pzena Portfolio and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Pzena Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to reporting requirements and annual and quarterly certification requirements. “Access Persons” is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations, or holdings, and thus covers all of Pzena’s full-time employees except those whose job functions are solely clerical. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of securities that (i) are issued by a mutual fund that is advised or sub-advised by Pzena, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction that is the same as the Access Person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates, or employees, or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

3. Description of Compensation

Mr. Pzena, Mr. Rabinowich, and Mr. Tandon and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he or she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking that is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long-term performance as the value of their ownership stake depends on our delivering superior long-term results to our investors. Mr. Pzena, Mr. Rabinowich, and Mr. Tandon are equity owners of Pzena.

4. Ownership of Securities

As of January 31, 2014, Mr. Pzena, Mr. Rabinowich, and Mr. Tandon did not own any shares of Vanguard Selected Value Fund.

In the Investment Advisory Services section, under “Duration and Termination of Investment Advisory Agreements” on page B-48, the following is added as the second paragraph:

The initial investment advisory agreement with Pzena is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 934B 032014